UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 31, 2025

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Existing Credit Agreement
On March 31, 2025, TriMas Corporation, a Delaware corporation (the “Company”), TriMas Company LLC, a Delaware limited liability company (the “Parent Borrower”), and certain other subsidiaries of the Company party thereto (the “Subsidiary Loan Parties”) entered into that certain Eighth Amendment (the “Amendment”), by and among the Company, the Parent Borrower, the Subsidiary Loan Parties, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which amends the Credit Agreement, dated as of October 16, 2013 (as amended or otherwise modified prior to giving effect to the Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”).
The Amendment, among other things, (i) extends the maturity date of the credit facility to March 31, 2030, (ii) increases certain negative covenant baskets, (iii) decreases the revolving commitments from $300.0 million to $250.0 million under the Credit Agreement and (iv) makes certain other amendments to the Existing Credit Agreement.
The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed as Exhibit 10.1 hereto, and the full text of the Credit Agreement, which has been filed as part of Exhibit 10.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in and incorporated into Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1
Eighth Amendment to the Credit Agreement, dated as of March 31, 2025, by and among TriMas Corporation, TriMas Company LLC, certain other subsidiaries of TriMas Corporation party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and the various lenders from time to time thereto.

104	Cover Page Interactive File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	March 31, 2025	By:	/s/ Jodi F. Robin
		Name:	Jodi F. Robin
		Title:	General Counsel and Secretary